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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05646

New Century Portfolios
(Exact name of registrant as specified in charter)

100 William Street, Suite 200 Wellesley, Massachusetts	02481
(Address of principal executive offices)	(Zip code)

Nicole M. Tremblay, Esq.

Weston Financial Group, Inc. 100 William Street, Suite 200 Wellesley, MA 02481
(Name and address of agent for service)

Registrant's telephone number, including area code:	(781) 235-7055

Date of fiscal year end:	October 31, 2016

Date of reporting period:	October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

New Century Capital New Century Balanced New Century International New Century Alternative Strategies ANNUAL REPORT Year Ended October 31, 2016

100 William Street, Suite 200, Wellesley MA 02481	781-239-0445	888-639-0102	Fax 781-237-1635

contents

LETTER TO SHAREHOLDERS	2-5

PERFORMANCE CHARTS	6-9

NEW CENTURY PORTFOLIOS
New Century Capital Portfolio
Portfolio Information	10
Schedule of Investments	11-12
New Century Balanced Portfolio
Portfolio Information	13
Schedule of Investments	14-15
New Century International Portfolio
Portfolio Information	16
Schedule of Investments	17-18
New Century Alternative Strategies Portfolio
Portfolio Information	19
Schedule of Investments	20-21
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24-27
Financial Highlights	28-31
Notes to Financial Statements	32-42
Report of Independent Registered Public Accounting Firm	43
Board of Trustees and Officers	44-45
About Your Portfolios’ Expenses	46-47
Trustees’ Approval of Investment Advisory Agreements	48-55

LETTER TO SHAREHOLDERS	December, 2016

Dear Fellow Shareholders:

We are pleased to present our 27th Annual Report. This report summarizes the 12-month period ended October 31, 2016. This report presents important financial information for each of the New Century Portfolios (together, the “Portfolios” and each, a “Portfolio”). We invite you to visit our website at www.newcenturyportfolios.com for additional information.

● ● ●

We all have that place, that local eatery that is just “good”. The menu, the service, the taste, you know you’re going to be satisfied each time and are happy to bring friends and family to enjoy a good meal. We are also familiar with the eatery which is “not bad”. Maybe you don’t love the burger, or the decor isn’t your style; it is the type of place that you wouldn’t suggest to meet friends, but if they suggested it you wouldn’t demand a different place.

2016 was a year in which we were concerned that an aging bull market might turn from “good” to “not bad” and we have been focused on signs and events to better understand if markets were in transition. To be clear we have not seen evidence that a recession or bear market conditions were imminent; however, as prudent managers we believe a change in conditions to “not bad” would suggest considering a rotation in sectors. What we have seen during the last six and twelve months ended October 31, 2016, is a very resilient market, one that has shaken off the U.K. vote to leave the European Union, and the much contested election season in the U.S. We believe this has left global markets in a strengthened position and with earnings finally expanding again during the third calendar quarter we believe the market both domestically and internationally is potentially poised to remain “good” in 2017.

We were very impressed by the orderly response to “Brexit” where the markets sold off for two days before staging a huge rally over the next couple weeks. It is this type of market action which reinforces our stance to refrain from market timing and instead stress rotating assets while staying fully invested. Looking forward to the end of 2016 and into 2017 we paid close attention to the European Central Bank (“ECB”) meeting in early December as the decision was made to continue the quantitative easing program through at least the end of 2017 at a slightly lower monthly bond buying level. While the amount of bond purchases per month was reduced, the duration of the program was extended and comments made by the Committee made it evident the ECB is firmly in accommodation mode. Just as important, the Federal Reserve (the “Fed”) increased the Fed Funds Rate by 0.25% in December and increased their projected rate hikes for 2017 from 2 hikes to 3 potential rate hikes. We will be paying close attention to inflation, employment and any changes to the labor force, and wage inflation in 2017 as factors in the future rate environment, which we continue to believe will be accommodative compared to history.

Further, major elections will again take the stage in 2017, this time in France and Germany among others and we believe more government spending to spur growth and strengthen the middle and lower classes will be a key theme. We continue to believe that European markets have the ability to strengthen with recovering growth and unemployment levels still above average allowing companies to expand without wage inflation pressures, which we are beginning to see in the U.S.

Domestically we believe that increased government spending could provide a tailwind to growth in 2017 as large infrastructure projects take center stage. Any changes to the corporate tax structure and the regulatory environment could also translate into higher corporate earnings and provide a valuation lift to equities. We are closely watching the Dollar as looser fiscal policy and tighter monetary policy are typically the recipe for a stronger currency. With this in mind we believe mid- and small-caps could be in line to outperform large caps for the first time in several years in 2017. In fixed income we have seen short-term rates and much of the yield curve rise as inflationary conditions strengthen and the Federal Reserve moves closer to another rate hike. We believe it is prudent to move into multisector investments, corporates, and high yield bonds in this environment as they can generate income while keeping duration low.

With regard to emerging markets, we believe a Trump presidency will provide a temporary headwind as threats of trade wars and currency valuations create uncertainty for those markets. With the growing middle class and favorable growth differential in the emerging markets as compared to the developed world, emerging markets should find solid footing after a difficult multi-year stretch. In commodities an oil supply glut remains and will persist through the first half of 2017. After appreciating almost 100% from its’ low in February to the end of October 2016, oil now seems steady in the $45-$55/barrel range. We anticipate this range bound trade to remain until excess supply levels dissipate further, regardless of what OPEC decides in their late November meeting.

Bull markets don’t die with age, they typically require exuberance by investors or excessive fiscal and/or monetary policy action. As such we don’t foresee a bear market and are looking forward to taking advantage of the opportunities this “good” market presents.

New Century Portfolios – All portfolios are managed utilizing a three tier investment thesis consisting of Core, Strategic, and Tactical investments corresponding to initial target holding lengths. We believe this methodology allows all the portfolios to remain flexible while maximizing our near-term themes, long-term views and tax responsibility.

New Century Capital Portfolio (NCCPX) returned (0.34%) versus 1.59% for its’ Morningstar categoryi and 4.51% for the S&P 500® Composite Index for the twelve-months ended October 31st. The election season in the U.S. provided a major headwind to our holdings in health care and small-caps. Health Care in particular was adversely hurt as several candidates threatened regulations targeting drug pricing. We consulted with industry experts and although we took down our holdings slightly we continue to agree with the analysts that health care remains uniquely positioned to serve an aging demographic with current and future drugs and services. Companies in the health care sector offer compelling valuations. During the past six months we also underweighted our lower volatility and high dividend yielding positions as those areas of the market look over valued and contain companies with less ability to grow revenues than other areas. We were rewarded from several of our concentrated managers who were overweight to the consumer and technology sectors, along with mid-cap managers where we remain very bullish.

New Century Balanced Portfolio (NCIPX) returned 1.70% versus 4.66% for the Morningstar Moderate Target Risk index, and 2.75% for the Morningstar 50-70% Equity categoryii for the twelve-months ended October 31st. The Portfolio benefited from strong performance of our closed-end fund holdings which had been added during the first quarter of 2016. On the equity side, investments in mid-cap holdings provided positive contributions while health care and some international holdings were a headwind. Positive performance from fixed income investments in the BB and high-yield areas along with multi-sector funds were a bright spot as we continue to favor lower duration funds. The Portfolio has been removing certain lower volatility equity holdings which have met our price targets while adding to fixed income and floating rate loans which we believe will continue to outperform in a rising rate environment.

New Century International Portfolio (NCFPX) returned (2.60%) outperforming the (3.23%) for the MSCI EAFE index, while underperforming 0.22% for the MSCI ACWI ex- US index, and (2.08%) for the Morningstar Foreign Large Blend category for the twelve-months ended October 31st. We have endeavored to manage the Portfolio to have lower volatility than our competitors and the benchmark. Within these risk/return parameters we are satisfied with the performance of the Portfolio and its outperformance against the MSCI EAFE Index. The Portfolios’ standard deviation of 10.69 is well below the Foreign Large Blend category of 11.90, the MSCI EAFE of 12.46, and MSCI ACWI-ex US at 12.54. In addition our downside capture ratio of 78.8 is much better than the Morningstar category at 89.2iii. Having less volatility and absorbing less of the downside of markets should provide better returns over full market cycles and a smoother ride for our investors. During the past year we focused on tactically adding to emerging markets based on valuations. Our preference for Asian markets over commodity oriented markets in LATAM and Russia did cause us to underperform the MSCI ACWI-ex US as the price of oil rose, however we believe the positive demographic trends of Asian markets provide a more stable risk-reward proposition. Strong performance by several of our diversified holdings off-set a continued lag from European holdings. Heading into 2017 we believe the U.S. Dollar will strengthen and provide us an opportunity to gain against competitors as we have had prior success utilizing USD-hedged strategies.

New Century Alternative Strategies (NCHPX) returned 1.11% outperforming the HFRI FOF Diversified Index’s (0.98%) and (1.53%) for the Morningstar Multi-alternative category for the twelve-months ended October 31st. The Portfolio benefited from its master limited partnership exposure which was retained during previous difficult periods based on valuations and our belief that oil was trading at the bottom of its range. Precious metals and funds that hold a portion in metals also benefited the Portfolio as low rates and periods of heightened volatility created tailwinds. Managers also identified and added to several unique strategies in the merger arbitrage space where we believe a new U.S. political administration will signal an increase in merger activity especially at lower market caps. The Portfolio also added to income generating positions during the summer as equity valuations remained elevated and rates remained low. Real estate was another bright spot for the Portfolio which utilizes both public and private investment vehicles in order to gain consistent income streams with lower volatility. We will be closely watching the level of global interest rates in 2017, and believe elections around the world coupled with continued central bank actions will provide opportunities for our long/short and managed futures holdings. Any changes to corporate tax codes could provide a tailwind to corporate earnings and lift our equity centric positions.

We appreciate and thank you for your trust in New Century Portfolios.

Sincerely,

Nicole M. Tremblay, Esq. President, CEO	Matthew I. Solomon Portfolio Manager	Ronald A. Sugameli Portfolio Manager

Investors should take into consideration the investment objectives, risks, charges and expenses of the New Century Portfolios carefully before investing. The prospectus contains these details and other information and should be read carefully before investing. Principal value of an investment will fluctuate and shares when redeemed may be worth more or less than your original investment. Past performance is not indicative of future results. Portfolio holdings and opinions expressed herein are subject to change.

[i]	New Century Capital was moved from the U.S. Large Blend to the 85%+ Equity category by Morningstar in 4/2016 and then to the Morningstar U.S. Large Growth Category in 11/2016.
ii	Morningstar renamed the Moderate Allocation category the 50-70% Equity category in 4/2016.
iii	All numbers provided by Morningstar.com based on the 1-Year period ending 10/31/16

NEW CENTURY CAPITAL PORTFOLIO
PERFORMANCE CHARTS (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in New Century Capital Portfolio and S&P 500® Composite Index

	Average Annual Total Returns For Periods Ended October 31, 2016
	1 Year	5 Years	10 Years
New Century Capital Portfolio (a)	(0.34%)	8.93%	4.27%
S&P 500® Composite Index*	4.51%	13.57%	6.70%

(a)	The total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*

The S&P 500® Composite Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

NEW CENTURY BALANCED PORTFOLIO
PERFORMANCE CHARTS (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in New Century Balanced Portfolio, S&P 500® Composite Index and
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index

	Average Annual Total Returns For Periods Ended October 31, 2016
	1 Year	5 Years	10 Years
New Century Balanced Portfolio (a)	1.70%	6.22%	3.76%
S&P 500® Composite Index*	4.51%	13.57%	6.70%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index*	3.19%	2.30%	4.07%

(a)	The total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*

The S&P 500® Composite Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index, and includes Treasuries, government-related issues, and corporates. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

NEW CENTURY INTERNATIONAL PORTFOLIO
PERFORMANCE CHARTS (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in New Century International Portfolio, MSCI EAFE Index
and MSCI ACWI ex-USA Index

	Average Annual Total Returns For Periods Ended October 31, 2016
	1 Year	5 Years	10 Years
New Century International Portfolio (a)	(2.60%)	3.65%	1.71%
MSCI EAFE Index*	(3.23%)	4.99%	1.22%
MSCI ACWI ex-USA Index*	0.22%	3.64%	1.61%

(a)	The total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*

The MSCI EAFE (Europe, Australasia and Far East) Index is a free float weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI ACWI ex-USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 22 developed and 23 emerging market country indices. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
PERFORMANCE CHARTS (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in New Century Alternative Strategies Portfolio, S&P 500® Composite Index
and Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index

	Average Annual Total Returns For Periods Ended October 31, 2016
	1 Year	5 Years	10 Years
New Century Alternative Strategies Portfolio (a)	1.11%	2.20%	1.66%
S&P 500® Composite Index*	4.51%	13.57%	6.70%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index*	3.19%	2.30%	4.07%

(a)	The total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*

The S&P 500® Composite Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index, and includes Treasuries, government-related issues, and corporates. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

NEW CENTURY CAPITAL PORTFOLIO
PORTFOLIO INFORMATION (Unaudited)
October 31, 2016

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
Putnam Equity Income Fund - Class Y	8.2%
Vanguard Dividend Growth Fund - Investor Shares	7.5%
Vanguard 500 Index Fund - Admiral Shares	6.4%
Loomis Sayles Growth Fund - Class Y	5.3%
JPMorgan Value Advantage Fund - Institutional Class	4.4%
MFS Growth Fund - Class I	4.2%
Glenmede Large Cap Growth Portfolio	4.2%
Glenmede Large Cap Core Portfolio	3.9%
American Funds AMCAP Fund - Class A	3.7%
Financial Select Sector SPDR Fund	3.4%

NEW CENTURY CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2016

INVESTMENT COMPANIES — 99.4%	Shares	Value
Large-Cap Funds — 60.5%
American Funds AMCAP Fund - Class A (b)	121,788	$3,240,778
DFA U.S. Large Cap Value Portfolio - Institutional Class	36,073	1,177,064
Glenmede Large Cap Core Portfolio	154,033	3,444,177
Glenmede Large Cap Growth Portfolio	148,065	3,666,083
iShares Edge MSCI USA Minimum Volatility ETF (a)	33,200	1,466,776
iShares S&P 500 Growth ETF (a)	23,200	2,763,352
iShares S&P 500 Value ETF (a)	22,605	2,114,246
JPMorgan Value Advantage Fund - Institutional Class	129,899	3,883,979
Loomis Sayles Growth Fund - Class Y	374,334	4,623,021
MFS Growth Fund - Class I	48,758	3,697,825
Putnam Equity Income Fund - Class Y	355,963	7,176,214
Sterling Capital Special Opportunities Fund - Institutional Shares	87,644	1,937,804
Vanguard 500 Index Fund - Admiral Shares	28,727	5,646,343
Vanguard Dividend Growth Fund - Investor Shares	288,349	6,591,658
Wells Fargo Advantage Growth Fund - Institutional Class	38,278	1,755,835
		53,185,155
Sector Funds — 15.5%
Fidelity Select Health Care Portfolio	11,165	2,052,528
Financial Select Sector SPDR Fund (a)	150,000	2,961,000
iShares Nasdaq Biotechnology ETF (a)	4,000	1,026,720
iShares U.S. Energy ETF (a)	35,400	1,331,748
Legg Mason Low Volatility High Dividend ETF (a)	40,000	1,101,600
PowerShares Dynamic Pharmaceuticals Portfolio (a)	23,000	1,297,430
T. Rowe Price Global Technology Fund	161,833	2,433,975
Technology Select Sector SPDR Fund (a)	30,000	1,422,600
		13,627,601
International Funds — 10.0%
DFA International Core Equity Portfolio - Institutional Class	218,000	2,524,441
JOHCM International Select Fund - Class I	82,904	1,601,716
John Hancock International Growth Fund - Class I	111,885	2,437,966
MFS International Value Fund - Class I	59,806	2,264,845
		8,828,968
Mid-Cap Funds — 9.0%
Congress Mid Cap Growth Fund - Institutional Class	163,224	2,490,791
iShares S&P Mid-Cap 400 Growth ETF (a)	7,600	1,283,792
John Hancock Disciplined Value Mid Cap Fund - Class I	108,396	2,201,521
SPDR S&P MidCap 400 ETF Trust (a)	7,102	1,951,417
		7,927,521
Small-Cap Funds — 2.8%
Hodges Small Cap Fund - Institutional Class (b)	14,912	272,587
WisdomTree SmallCap Dividend ETF (a)	30,000	2,164,500
		2,437,087

See accompanying notes to financial statements.

NEW CENTURY CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

INVESTMENT COMPANIES — 99.4% (Continued)	Shares	Value
Europe Funds — 1.6%
DFA Continental Small Company Fund - Institutional Class	67,659	$1,453,315

Total Investment Companies (Cost $68,793,816)		$87,459,647

MONEY MARKET FUNDS — 0.8%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 0.22% (c) (Cost $672,736)	672,736	$672,736

Total Investments at Value — 100.2% (Cost $69,466,552)		$88,132,383

Liabilities in Excess of Other Assets — (0.2%)		(158,115)

Net Assets — 100.0%		$87,974,268

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of October 31, 2016.

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO
PORTFOLIO INFORMATION (Unaudited)
October 31, 2016

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
JPMorgan Value Advantage Fund - Institutional Class	6.8%
iShares Core S&P 500 ETF	5.7%
SPDR S&P MidCap 400 ETF Trust	5.1%
Dodge & Cox Income Fund	5.0%
American Funds AMCAP Fund - Class A	4.9%
PIMCO Income Fund - Institutional Class	4.8%
First Eagle Global Fund - Class A	4.6%
Western Asset Core Plus Bond Fund - Class I	4.5%
Harding, Loevner International Equity Portfolio - Institutional Class	4.2%
Loomis Sayles Growth Fund - Class Y	3.2%

NEW CENTURY BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2016

INVESTMENT COMPANIES — 94.7%	Shares	Value
Large-Cap Funds — 29.1%
American Funds AMCAP Fund - Class A (b)	97,453	$2,593,234
DFA U.S. Large Cap Growth Fund - Institutional Class	95,474	1,423,522
iShares Core S&P 500 ETF (a)	14,100	3,013,029
JPMorgan Hedged Equity Fund - Select Class	90,728	1,507,891
JPMorgan Value Advantage Fund - Institutional Class	120,206	3,594,154
Loomis Sayles Growth Fund - Class Y	136,933	1,691,119
MFS Value Fund - Class I	46,846	1,634,461
		15,457,410
Fixed Income/Multi-Sector Bond Funds — 22.3%
BlackRock Strategic Income Opportunities Portfolio - Institutional Shares	135,725	1,328,750
Dodge & Cox Income Fund	192,076	2,658,334
Goldman Sachs Emerging Markets Debt Fund - Institutional Shares	99,390	1,285,113
Loomis Sayles Bond Fund - Institutional Class	116,636	1,616,569
PIMCO Income Fund - Institutional Class	211,069	2,545,491
Western Asset Core Plus Bond Fund - Class I	200,801	2,383,513
		11,817,770
International Funds — 12.6%
Dodge & Cox International Stock Fund	11,040	428,571
First Eagle Global Fund - Class A	43,159	2,432,439
Harding, Loevner International Equity Portfolio - Institutional Class	121,756	2,236,662
John Hancock International Growth Fund - Class I	71,990	1,568,671
		6,666,343
Sector Funds — 8.2%
Fidelity Select Health Care Portfolio	4,338	797,435
SPDR S&P Regional Banking ETF (a)	35,000	1,532,650
Vanguard Global Minimum Volatility Fund - Admiral Shares	63,687	1,519,573
Vanguard Market Neutral Fund - Investor Shares	40,258	475,040
		4,324,698
Mid-Cap Funds — 8.0%
John Hancock Disciplined Value Mid Cap Fund - Class I	76,971	1,563,280
SPDR S&P MidCap 400 ETF Trust (a)	9,780	2,687,251
		4,250,531
High Yield Bond Funds — 5.0%
Loomis Sayles Institutional High Income Fund	103,111	701,153
Loomis Sayles Senior Floating Rate and Fixed Income Fund - Class Y	126,402	1,253,911
VanEck Vectors Fallen Angel High Yield Bond ETF (a)	25,000	718,500
		2,673,564

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

INVESTMENT COMPANIES — 94.7% (Continued)	Shares	Value
Convertible Bond Funds — 4.3%
AllianzGI Convertible & Income Fund II (c)	160,600	$910,602
AllianzGI Convertible Fund - Institutional Class	46,315	1,386,666
		2,297,268
Small-Cap Funds — 3.4%
Brown Capital Management Small Company Fund - Institutional Class (b)	7,184	534,296
iShares S&P Small-Cap 600 Value ETF (a)	10,700	1,285,498
		1,819,794
Emerging Market Funds — 1.8%
DFA Emerging Markets Core Equity Fund - Institutional Class	53,323	981,142

Total Investment Companies (Cost $42,087,984)		$50,288,520

STRUCTURED NOTES — 4.2%	Par Value	Value
BNP Paribas Return Enhanced Notes Linked to the Performance of PowerShares S&P 500 Low Volatility Portfolio, due 03/31/2017 (b)	$750,000	$993,301
JPMorgan Chase & Co., Certificates of Deposit Linked to the JPMorgan Efficiente Plus DS 5 Index, due 06/23/2020 (b)	1,250,000	1,220,875
Total Structured Notes (Cost $2,000,000)		$2,214,176

MONEY MARKET FUNDS — 1.3%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 0.22% (d) (Cost $694,078)	694,078	$694,078

Total Investments at Value — 100.2% (Cost $44,782,062)		$53,196,774

Liabilities in Excess of Other Assets — (0.2%)		(127,310)

Net Assets — 100.0%		$53,069,464

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	Closed-end fund.

(d)	The rate shown is the 7-day effective yield as of October 31, 2016.

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO
PORTFOLIO INFORMATION (Unaudited)
October 31, 2016

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
Matthews Japan Fund - Institutional Class	8.0%
MFS International Value Fund - Class I	7.0%
John Hancock International Growth Fund - Class I	6.4%
Matthews Pacific Tiger Fund - Investor Class	6.2%
Franklin Mutual European Fund - Class A	5.7%
Invesco European Growth Fund - Class Y	5.6%
Oakmark International Fund - Class I	5.5%
DFA Emerging Markets Core Equity Fund - Institutional Class	5.1%
iShares MSCI Germany ETF	4.7%
iShares MSCI United Kingdom ETF	4.1%

NEW CENTURY INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2016

INVESTMENT COMPANIES — 97.7%	Shares	Value
Diversified Funds — 37.3%
Deutsche X-trackers MSCI EAFE Hedged Equity ETF (a)	45,000	$1,197,900
DFA International Small Cap Value Portfolio - Institutional Class	26,651	514,635
Dodge & Cox International Stock Fund	21,187	822,467
Ivy International Core Equity Fund - Class I	84,377	1,409,095
JOHCM International Select Fund - Class I	84,372	1,630,074
John Hancock International Growth Fund - Class I	117,269	2,555,301
MFS International Value Fund - Class I	73,799	2,794,773
Oakmark International Fund - Class I	99,263	2,195,701
Oppenheimer International Small-Mid Company Fund - Class I	28,621	1,081,568
Templeton Institutional Foreign Smaller Companies Series	33,668	706,021
		14,907,535
Europe Funds — 33.8%
Columbia European Equity Fund - Class A	208,874	1,236,531
DFA Continental Small Company Fund - Institutional Class	42,144	905,256
Franklin Mutual European Fund - Class A	126,199	2,286,719
Invesco European Growth Fund - Class Y	68,069	2,244,927
iShares MSCI France ETF (a)	20,000	481,000
iShares MSCI Germany ETF (a)	72,600	1,881,066
iShares MSCI Sweden Index ETF (a)	22,000	605,880
iShares MSCI Switzerland Capped ETF (a)	40,600	1,177,806
iShares MSCI United Kingdom ETF (a)	110,146	1,652,190
WisdomTree Europe Hedged Equity Fund (a)	19,000	1,032,080
		13,503,455
Asia/Pacific Funds — 21.5%
Deutsche X-trackers MSCI Japan Hedged Equity ETF (a)	20,000	685,400
iShares MSCI Australia ETF (a)	30,100	610,428
Matthews China Dividend Fund - Investor Class	41,564	618,060
Matthews India Fund - Investor Class	34,821	1,000,059
Matthews Japan Fund - Institutional Class (b)	154,802	3,201,303
Matthews Pacific Tiger Fund - Investor Class	98,135	2,475,956
		8,591,206
Diversified Emerging Markets Funds — 5.1%
DFA Emerging Markets Core Equity Fund - Institutional Class	111,548	2,052,473

Total Investment Companies (Cost $35,009,524)		$39,054,669

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 2.7%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 0.22% (c) (Cost $1,084,572)	1,084,572	$1,084,572

Total Investments at Value — 100.4% (Cost $36,094,096)		$40,139,241

Liabilities in Excess of Other Assets — (0.4%)		(174,917)

Net Assets — 100.0%		$39,964,324

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of October 31, 2016.

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
PORTFOLIO INFORMATION (Unaudited)
October 31, 2016

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
Boston Partners Long/Short Research Fund - Institutional Class	6.8%
AQR Long-Short Equity Fund - Class I	6.6%
Berwyn Income Fund	5.9%
361 Managed Futures Strategy Fund - Class I	5.7%
Calamos Market Neutral Income Fund - Class A	5.6%
First Eagle Global Fund - Class A	5.5%
Touchstone Merger Arbitrage Fund - Institutional Class	4.8%
John Hancock Global Absolute Return Strategies Fund - Class I	4.8%
Vanguard Market Neutral Fund - Investor Shares	4.1%
AQR Managed Futures Strategy Fund - Class I	4.1%

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2016

INVESTMENT COMPANIES — 92.0%	Shares	Value
Long/Short Equity Funds — 20.7%
AQR Long-Short Equity Fund - Class I	404,190	$5,214,050
Boston Partners Long/Short Research Fund - Institutional Class (b)	357,075	5,370,411
Vanguard Market Neutral Fund - Investor Shares	273,818	3,231,046
Weitz Partners III Opportunity Fund - Institutional Class (b)	179,690	2,501,279
		16,316,786
Arbitrage Funds — 17.7%
Calamos Market Neutral Income Fund - Class A	336,107	4,413,083
Kellner Merger Fund - Institutional Class	307,917	3,171,546
Touchstone Merger Arbitrage Fund - Institutional Class (b)	341,006	3,802,221
Vivaldi Merger Arbitrage Fund - Class I	247,384	2,550,523
		13,937,373
Global Macro Funds — 16.3%
BlackRock Multi-Asset Income Fund - Institutional Shares	232,347	2,479,145
First Eagle Global Fund - Class A	76,187	4,293,894
Franklin Mutual Global Discovery Fund - Class Z	71,629	2,211,181
John Hancock Global Absolute Return Strategies Fund - Class I	379,522	3,795,223
		12,779,443
Managed Futures Funds — 12.7%
361 Managed Futures Strategy Fund - Class I (b)	401,936	4,509,723
AQR Managed Futures Strategy Fund - Class I	329,213	3,216,410
ASG Managed Futures Strategy Fund - Class Y	229,453	2,253,229
		9,979,362
Asset Allocation Funds — 7.2%
Berwyn Income Fund	339,093	4,625,227
FPA Crescent Fund	32,448	1,050,014
		5,675,241
Natural Resources Funds — 7.2%
Alerian MLP ETF (a)	75,000	917,250
ETRACS Alerian MLP Infrastructure Index ETN (e)	15,791	421,935
First Eagle Gold Fund - Class I (b)	20,495	376,703
Oppenheimer SteelPath MLP Select 40 Fund - Class Y (b)	245,197	2,290,144
SPDR Gold Shares (a) (b) (c)	4,800	585,312
Tortoise MLP & Pipeline Fund - Institutional Class	80,217	1,059,667
		5,651,011
High Yield/Fixed Income Funds — 4.7%
PIMCO Income Fund - Institutional Class	194,034	2,340,052
Templeton Global Bond Fund - Class A	11,791	136,778
Templeton Global Income Fund (d)	194,923	1,235,812
		3,712,642
Option Hedged Funds — 3.4%
BlackRock Enhanced Equity Dividend Trust (d)	105,000	810,600
JPMorgan Hedged Equity Fund - Select Class	113,882	1,892,718
		2,703,318

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

INVESTMENT COMPANIES — 92.0% (Continued)	Shares	Value
Real Estate Funds — 2.1%
CBRE Clarion Global Real Estate Income Fund (d)	48,500	$374,420
Vanguard REIT ETF (a)	9,500	776,720
Voya Global Real Estate Fund - Class I	23,939	461,066
		1,612,206

Total Investment Companies (Cost $66,133,618)		$72,367,382

STRUCTURED NOTES — 5.4%	Par Value	Value
JPMorgan Chase & Co., 5 Year Dual Directional Notes Linked to the S&P 500 Index, due 03/31/2021 (b)	$900,000	$900,540
JPMorgan Chase & Co., Certificates of Deposit Linked to the JPMorgan Efficiente Plus DS 5 Index, due 06/23/2020 (b)	1,600,000	1,562,720
JPMorgan Chase & Co., Dual Directional Contingent Buffered Return Enhanced Notes Linked to the EURO STOXX 50 Index, due 12/14/2016 (b)	1,800,000	1,833,840
Total Structured Notes (Cost $4,300,000)		$4,297,100

MONEY MARKET FUNDS — 2.8%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 0.22% (f) (Cost $2,176,057)	2,176,057	$2,176,057

Total Investments at Value — 100.2% (Cost $72,609,675)		$78,840,539

Liabilities in Excess of Other Assets — (0.2%)		(154,317)

Net Assets — 100.0%		$78,686,222

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	Closed-end fund.

(e)	Exchange-traded note.

(f)	The rate shown is the 7-day effective yield as of October 31, 2016.

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2016

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
ASSETS
Investments in securities:
At acquisition cost	$69,466,552	$44,782,062	$36,094,096	$72,609,675
At value (Note 1A)	$88,132,383	$53,196,774	$40,139,241	$78,840,539
Cash	—	—	—	4,904
Dividends receivable	267	36,588	278	21,074
Receivable for capital shares sold	608	300	25	25
Other assets	4,738	2,843	2,123	4,234
TOTAL ASSETS	88,137,996	53,236,505	40,141,667	78,870,776

LIABILITIES
Payable for investment securities purchased	—	26,312	—	20,149
Payable for capital shares redeemed	50,000	70,750	132,316	79,000
Payable to Adviser (Note 2)	76,276	47,001	26,938	53,438
Payable to Distributor (Note 3)	20,619	11,562	8,661	16,960
Other accrued expenses and liabilities	16,833	11,416	9,428	15,007
TOTAL LIABILITIES	163,728	167,041	177,343	184,554

NET ASSETS	$87,974,268	$53,069,464	$39,964,324	$78,686,222

Net assets consist of:
Paid-in capital	$62,949,192	$42,484,724	$36,589,483	$72,669,771
Accumulated net investment income (loss)	90,697	47,918	319,219	(89,834)
Accumulated net realized gains (losses) on investments	6,268,548	2,122,110	(989,523)	(124,579)
Net unrealized appreciation on investments	18,665,831	8,414,712	4,045,145	6,230,864
Net assets	$87,974,268	$53,069,464	$39,964,324	$78,686,222

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	5,184,855	3,701,309	3,530,038	6,289,301

Net asset value, offering price and redemption price per share (a)	$16.97	$14.34	$11.32	$12.51

(a)	Redemption price may differ from the net asset value per share depending upon the length of time held (Note 1B).

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2016

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
INVESTMENT INCOME
Dividends	$1,520,073	$1,557,104	$987,957	$1,901,168

EXPENSES
Investment advisory fees (Note 2)	930,008	566,300	444,892	628,108
Distribution fees (Note 3)	231,660	132,429	100,527	178,297
Accounting fees	50,911	39,438	35,076	46,964
Trustees’ fees (Note 2)	52,145	31,413	23,858	45,585
Legal and audit fees	43,275	29,703	24,502	38,559
Administration fees (Note 2)	43,904	27,931	21,841	38,564
Transfer agent fees	28,355	21,958	19,526	26,161
Custody and bank service fees	19,234	13,838	11,759	17,750
Insurance expense	9,057	5,645	4,420	8,029
Postage & supplies	8,637	5,194	4,793	7,355
Other expenses	12,174	10,351	9,861	11,664
Total expenses	1,429,360	884,200	701,055	1,047,036
Less fee reductions by the Adviser (Note 2)	—	—	(32,817)	—
Net expenses	1,429,360	884,200	668,238	1,047,036

NET INVESTMENT INCOME	90,713	672,904	319,719	854,132

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investments	3,618,803	926,598	(1,758,247)	(922,743)
Long-term capital gain distributions from regulated investment companies	2,649,996	1,342,604	862,196	913,690
Net change in unrealized appreciation (depreciation) on investments	(7,043,896)	(2,344,434)	(776,603)	(118,695)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(775,097)	(75,232)	(1,672,654)	(127,748)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(684,384)	$597,672	$(1,352,935)	$726,384

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS

	New Century Capital Portfolio
	Year Ended October 31, 2016	Year Ended October 31, 2015
FROM OPERATIONS
Net investment income	$90,713	$103,600
Net realized gains from security transactions	3,618,803	6,439,711
Long-term capital gain distributions from regulated investment companies	2,649,996	3,649,047
Net change in unrealized appreciation (depreciation) on investments	(7,043,896)	(8,731,786)
Net increase (decrease) in net assets from operations	(684,384)	1,460,572

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	(38,209)	—
From net realized gains on security transactions (Note 1E)	(9,727,080)	(14,111,794)
Decrease in net assets from distributions to shareholders	(9,765,289)	(14,111,794)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	866,488	2,018,578
Proceeds from redemption fees collected (Note 1B)	16	450
Net asset value of shares issued in reinvestment of distributions to shareholders	9,343,709	13,577,593
Payments for shares redeemed	(19,478,889)	(10,206,553)
Net increase (decrease) in net assets from capital share transactions	(9,268,676)	5,390,068

TOTAL DECREASE IN NET ASSETS	(19,718,349)	(7,261,154)

NET ASSETS
Beginning of year	107,692,617	114,953,771
End of year	$87,974,268	$107,692,617

ACCUMULATED NET INVESTMENT INCOME	$90,697	$38,193

CAPITAL SHARE ACTIVITY
Shares sold	50,821	103,562
Shares reinvested	556,504	720,297
Shares redeemed	(1,154,538)	(525,929)
Net increase (decrease) in shares outstanding	(547,213)	297,930
Shares outstanding, beginning of year	5,732,068	5,434,138
Shares outstanding, end of year	5,184,855	5,732,068

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS

	New Century Balanced Portfolio
	Year Ended October 31, 2016	Year Ended October 31, 2015
FROM OPERATIONS
Net investment income	$672,904	$794,378
Net realized gains from security transactions	926,598	2,011,401
Long-term capital gain distributions from regulated investment companies	1,342,604	1,886,686
Net change in unrealized appreciation (depreciation) on investments	(2,344,434)	(6,100,130)
Net increase (decrease) in net assets from operations	597,672	(1,407,665)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	(632,267)	(819,672)
From net realized gains on security transactions (Note 1E)	(3,890,567)	(4,869,042)
Decrease in net assets from distributions to shareholders	(4,522,834)	(5,688,714)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,006,156	3,042,189
Proceeds from redemption fees collected (Note 1B)	198	69
Net asset value of shares issued in reinvestment of distributions to shareholders	4,229,591	5,346,443
Payments for shares redeemed	(16,017,119)	(7,253,329)
Net increase (decrease) in net assets from capital share transactions	(10,781,174)	1,135,372

TOTAL DECREASE IN NET ASSETS	(14,706,336)	(5,961,007)

NET ASSETS
Beginning of year	67,775,800	73,736,807
End of year	$53,069,464	$67,775,800

ACCUMULATED NET INVESTMENT INCOME	$47,918	$7,281

CAPITAL SHARE ACTIVITY
Shares sold	71,134	194,377
Shares reinvested	305,606	345,600
Shares redeemed	(1,149,905)	(455,573)
Net increase (decrease) in shares outstanding	(773,165)	84,404
Shares outstanding, beginning of year	4,474,474	4,390,070
Shares outstanding, end of year	3,701,309	4,474,474

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS

	New Century International Portfolio
	Year Ended October 31, 2016	Year Ended October 31, 2015
FROM OPERATIONS
Net investment income	$319,719	$621,830
Net realized gains (losses) from security transactions	(1,758,247)	3,643,254
Long-term capital gain distributions from regulated investment companies	862,196	1,358,019
Net change in unrealized appreciation (depreciation) on investments	(776,603)	(5,462,919)
Net increase (decrease) in net assets from operations	(1,352,935)	160,184

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	(373,058)	(642,401)
From net realized gains on security transactions (Note 1E)	(5,094,715)	(6,041,792)
Decrease in net assets from distributions to shareholders	(5,467,773)	(6,684,193)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,808,686	2,686,446
Proceeds from redemption fees collected (Note 1B)	—	363
Net asset value of shares issued in reinvestment of distributions to shareholders	5,263,023	6,541,948
Payments for shares redeemed	(13,274,556)	(5,789,633)
Net increase (decrease) in net assets from capital share transactions	(6,202,847)	3,439,124

TOTAL DECREASE IN NET ASSETS	(13,023,555)	(3,084,885)

NET ASSETS
Beginning of year	52,987,879	56,072,764
End of year	$39,964,324	$52,987,879

ACCUMULATED NET INVESTMENT INCOME	$319,219	$372,796

CAPITAL SHARE ACTIVITY
Shares sold	168,809	196,264
Shares reinvested	461,669	507,915
Shares redeemed	(1,143,375)	(423,665)
Net increase (decrease) in shares outstanding	(512,897)	280,514
Shares outstanding, beginning of year	4,042,935	3,762,421
Shares outstanding, end of year	3,530,038	4,042,935

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS

	New Century Alternative Strategies Portfolio
	Year Ended October 31, 2016	Year Ended October 31, 2015
FROM OPERATIONS
Net investment income	$854,132	$1,147,214
Net realized gains (losses) from security transactions	(922,743)	1,604,506
Long-term capital gain distributions from regulated investment companies	913,690	2,356,058
Net change in unrealized appreciation (depreciation) on investments	(118,695)	(8,560,792)
Net increase (decrease) in net assets from operations	726,384	(3,453,014)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	(698,410)	(1,227,530)
From net realized gains on security transactions (Note 1E)	(477,295)	—
Decrease in net assets from distributions to shareholders	(1,175,705)	(1,227,530)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,312,118	7,355,390
Proceeds from redemption fees collected (Note 1B)	433	2,417
Net asset value of shares issued in reinvestment of distributions to shareholders	1,142,885	1,192,680
Payments for shares redeemed	(17,444,193)	(32,292,139)
Net decrease in net assets from capital share transactions	(13,988,757)	(23,741,652)

TOTAL DECREASE IN NET ASSETS	(14,438,078)	(28,422,196)

NET ASSETS
Beginning of year	93,124,300	121,546,496
End of year	$78,686,222	$93,124,300

ACCUMULATED NET INVESTMENT LOSS	$(89,834)	$(245,556)

CAPITAL SHARE ACTIVITY
Shares sold	188,920	567,487
Shares reinvested	94,297	92,099
Shares redeemed	(1,422,856)	(2,483,406)
Net decrease in shares outstanding	(1,139,639)	(1,823,820)
Shares outstanding, beginning of year	7,428,940	9,252,760
Shares outstanding, end of year	6,289,301	7,428,940

See accompanying notes to financial statements.

NEW CENTURY CAPITAL PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2016	2015	2014	2013		2012
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$18.79	$21.15	$20.81	$17.55		$16.11

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.02	(0.01)	(0.00	)(a)	(0.01)
Net realized and unrealized gains (losses) on investments	(0.10)	0.24	2.29	4.11		1.54
Total from investment operations	(0.08)	0.26	2.28	4.11		1.53

Less distributions:
Distributions from net investment income	(0.01)	—	—	—		—
Distributions from net realized gains	(1.73)	(2.62)	(1.94)	(0.85)		(0.09)
Total distributions	(1.74)	(2.62)	(1.94)	(0.85)		(0.09)

Proceeds from redemption fees collected (Note 1B)	0.00 (a)	0.00 (a)	0.00 (a)	0.00	(a)	—

Net asset value, end of year	$16.97	$18.79	$21.15	$20.81		$17.55

TOTAL RETURN (b)	(0.34%)	1.20%	11.53%	24.45%		9.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$87,974	$107,693	$114,954	$112,828		$87,664

Ratio of expenses to average net assets (c)	1.48%	1.44%	1.41%	1.43%		1.46%

Ratio of net investment income (loss) to average net assets (d)	0.09%	0.09%	(0.06%)	(0.00%)		(0.05%)

Portfolio turnover	48%	32%	26%	28%		7%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in the value of an investment in the Portfolio over the period covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	The ratios of expenses to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2016	2015	2014	2013	2012
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$15.15	$16.80	$16.68	$14.56	$13.59

Income (loss) from investment operations:
Net investment income	0.16	0.19	0.15	0.18	0.17
Net realized and unrealized gains (losses) on investments	0.06 (a)	(0.51)	1.10	2.12	0.97
Total from investment operations	0.22	(0.32)	1.25	2.30	1.14

Less distributions:
Distributions from net investment income	(0.14)	(0.19)	(0.19)	(0.18)	(0.17)
Distributions from net realized gains	(0.89)	(1.14)	(0.94)	—	—
Total distributions	(1.03)	(1.33)	(1.13)	(0.18)	(0.17)

Proceeds from redemption fees collected (Note 1B)	0.00 (b)	0.00 (b)	—	0.00 (b)	0.00 (b)

Net asset value, end of year	$14.34	$15.15	$16.80	$16.68	$14.56

TOTAL RETURN (c)	1.70%	(2.04%)	7.81%	15.97%	8.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$53,069	$67,776	$73,737	$71,457	$66,826

Ratio of expenses to average net assets (d)	1.50%	1.40%	1.40%	1.43%	1.45%

Ratio of net investment income to average net assets (e)	1.15%	1.11%	0.88%	1.17%	1.18%

Portfolio turnover	34%	33%	16%	21%	13%

(a)

Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized loss on the Statement of Operations for the period ended October 31, 2016, primarily due to the timing of capital gains declared by the underlying investment companies in which the Portfolio invests.

(b)	Amount rounds to less than $0.01 per share.

(c)

Total return is a measure of the change in the value of an investment in the Portfolio over the period covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	The ratios of expenses to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2016	2015	2014	2013	2012
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$13.11	$14.90	$16.24	$13.92	$13.41

Income (loss) from investment operations:
Net investment income	0.10	0.16	0.11	0.11	0.15
Net realized and unrealized gains (losses) on investments	(0.43)	(0.13)	(0.22)	2.37	0.46
Total from investment operations	(0.33)	0.03	(0.11)	2.48	0.61

Less distributions:
Distributions from net investment income	(0.10)	(0.17)	(0.10)	(0.16)	(0.10)
Distributions from net realized gains	(1.36)	(1.65)	(1.13)	—	—
Total distributions	(1.46)	(1.82)	(1.23)	(0.16)	(0.10)

Proceeds from redemption fees collected (Note 1B)	—	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value, end of year	$11.32	$13.11	$14.90	$16.24	$13.92

TOTAL RETURN (b)	(2.60%)	0.45%	(0.89%)	17.95%	4.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$39,964	$52,988	$56,073	$62,708	$57,266

Ratios of expenses to average net assets:
Before fee reductions (Note 2) (c)	1.58%	1.50%	1.47%	1.43%	1.50%
After fee reductions (Note 2) (c)	1.50%	1.50%	1.47%	1.43%	1.50%

Ratios of net investment income to average net assets:
Before fee reductions (Note 2) (d)	0.64%	1.12%	0.66%	0.67%	1.03%
After fee reductions (Note 2) (d)	0.72%	1.12%	0.66%	0.67%	1.03%

Portfolio turnover	45%	54%	22%	32%	4%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in the value of an investment in the Portfolio over the period covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	The ratios of expenses to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2016	2015	2014	2013	2012
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$12.54	$13.14	$13.02	$12.24	$11.80

Income (loss) from investment operations:
Net investment income	0.12	0.12	0.09	0.05	0.14
Net realized and unrealized gains (losses) on investments	0.02 (a)	(0.58)	0.11	0.80	0.47
Total from investment operations	0.14	(0.46)	0.20	0.85	0.61

Less distributions:
Distributions from net investment income	(0.10)	(0.14)	(0.08)	(0.07)	(0.17)
Distributions from net realized gains	(0.07)	—	—	—	—
Total distributions	(0.17)	(0.14)	(0.08)	(0.07)	(0.17)

Proceeds from redemption fees collected (Note 1B)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

Net asset value, end of year	$12.51	$12.54	$13.14	$13.02	$12.24

TOTAL RETURN (c)	1.11%	(3.56%)	1.53%	6.99%	5.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$78,686	$93,124	$121,546	$123,411	$117,272

Ratio of expenses to average net assets (d)	1.25%	1.19%	1.14%	1.13%	1.11%

Ratio of net investment income to average net assets (e)	1.02%	1.07%	0.66%	0.39%	1.15%

Portfolio turnover	28%	40%	29%	25%	32%

(a)

Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized loss on the Statement of Operations for the period ended October 31, 2016, primarily due to the timing of capital gains declared by the underlying investment companies in which the Portfolio invests.

(b)	Amount rounds to less than $0.01 per share.

(c)

Total return is a measure of the change in the value of an investment in the Portfolio over the period covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	The ratios of expenses to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
October 31, 2016

(1)	SIGNIFICANT ACCOUNTING POLICIES

New Century Portfolios (“New Century”) is organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and currently offers shares of four series: New Century Capital Portfolio, New Century Balanced Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio (together, the “Portfolios” and each, a “Portfolio”). New Century Capital Portfolio and New Century Balanced Portfolio commenced operations on January 31, 1989. New Century International Portfolio commenced operations on November 1, 2000, and New Century Alternative Strategies Portfolio commenced operations on May 1, 2002.

Weston Financial Group, Inc. (the “Adviser”), a wholly-owned subsidiary of The Washington Trust Company, serves as the investment adviser to each Portfolio. Weston Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Washington Trust Bancorp, Inc., which is the parent company of The Washington Trust Company, serves as the distributor and principal underwriter to each Portfolio.

The investment objective of New Century Capital Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of other registered investment companies, including exchange-traded funds (“ETFs”), that emphasize investments in equity securities (domestic and foreign).

The investment objective of New Century Balanced Portfolio is to provide income, with a secondary objective to provide capital growth, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of other registered investment companies, including ETFs, that emphasize investments in equity securities (domestic and foreign), fixed income (domestic and foreign), or in a composite of such securities. This Portfolio maintains at least 25% of its assets in fixed income securities by selecting registered investment companies that invest in such securities.

The investment objective of New Century International Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of registered investment companies, including ETFs, which emphasize investments in equities but which focus on securities in foreign and emerging markets, and with less emphasis on securities in domestic markets.

The investment objective of New Century Alternative Strategies Portfolio is to provide total return while managing risk. This Portfolio seeks to achieve its objective by focusing on total return while managing volatility and risk. In addition, the Portfolio will continue to invest primarily in shares of other registered investment companies, including ETFs and closed-end funds, that emphasize alternative strategies which generally have low correlation to the securities in the S&P 500 Composite Index.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

The net asset value per share of each Portfolio fluctuates daily and there is no assurance that the Portfolios will be successful in achieving their stated investment objectives.

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Portfolio follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Portfolios’ current financial statement presentation and expects that the Portfolios will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

A.	Investment Valuation

Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. The net asset value as reported by open-end investment companies may be based on fair value pricing; to understand the fair value pricing process used by such companies, consult their most current prospectus. The Portfolios may also invest in closed-end investment companies, ETFs, and to a certain extent, directly in securities when the Adviser deems it appropriate. Investments in closed-end investment companies, ETFs and direct investments in securities are valued at market prices, as described in the paragraph below.

Investments in securities traded on a national securities exchange or included in NASDAQ are generally valued at the last reported sales price, the closing price or the official closing price; and securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Other assets and securities for which no quotations are readily available or for which quotations the Adviser believes do not reflect market value are valued at their fair value as determined in good faith by the Adviser under the procedures established by the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Factors considered in determining the value of portfolio investments subject to fair value determination include,

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolios’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Structured notes held by New Century Balanced and New Century Alternative Strategies Portfolios are classified as Level 2 since the values for such securities are customarily based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, underlying index values and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Portfolio’s investments by security type as of October 31, 2016:

New Century Capital Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$87,459,647	$—	$—	$87,459,647
Money Market Funds	672,736	—	—	672,736
Total	$88,132,383	$—	$—	$88,132,383

New Century Balanced Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$50,288,520	$—	$—	$50,288,520
Structured Notes	—	2,214,176	—	2,214,176
Money Market Funds	694,078	—	—	694,078
Total	$50,982,598	$2,214,176	$—	$53,196,774

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

New Century International Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$39,054,669	$—	$—	$39,054,669
Money Market Funds	1,084,572	—	—	1,084,572
Total	$40,139,241	$—	$—	$40,139,241

New Century Alternative Strategies Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$72,367,382	$—	$—	$72,367,382
Structured Notes	—	4,297,100	—	4,297,100
Money Market Funds	2,176,057	—	—	2,176,057
Total	$74,543,439	$4,297,100	$—	$78,840,539

Refer to each Portfolio’s Schedule of Investments for a listing of the securities using Level 1 and Level 2 inputs. As of October 31, 2016, the Portfolios did not have any transfers into and out of any Level. In addition, the Portfolios did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of October 31, 2016. It is the Portfolios’ policy to recognize transfers into and out of any Level at the end of the reporting period.

B.	Share Valuation

The net asset value per share of each Portfolio is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Portfolio is equal to the net asset value per share, except that shares of each Portfolio are subject to a redemption fee of 2% if redeemed within 30 days of the date of purchase. This redemption fee applies to all shareholders and accounts; however, each Portfolio reserves the right to waive such redemption fees on employer sponsored retirement accounts. No redemption fee is imposed on the exchange of shares among the various Portfolios of the Trust, the redemption of shares representing reinvested dividends or capital gain distributions, or on amounts representing capital appreciation of shares. During the years ended October 31, 2016 and 2015, proceeds from redemption fees totaled $16 and $450, respectively, for New Century Capital Portfolio; $198 and $69, respectively, for New Century Balanced Portfolio; $0 and $363, respectively, for New Century International Portfolio; and $433 and $2,417, respectively, for New Century Alternative Strategies Portfolio. Any redemption fees collected are credited to paid-in capital of the applicable Portfolio.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

C.	Investment Transactions

Investment transactions are recorded on a trade date basis for financial reporting purposes. Realized gains and losses on securities sold are determined on a specific identification method.

D.	Income Recognition

Interest income, if any, is accrued on portfolio investments daily. Dividend income and realized capital gain distributions are recorded on the ex-dividend date or as soon as the information is available if after the ex-dividend date.

E.	Distributions to Shareholders

Dividends arising from net investment income, if any, are declared and paid semi-annually to shareholders of New Century Balanced and New Century Alternative Strategies Portfolios. Dividends from net investment income, if any, are declared and paid annually to shareholders of New Century Capital and New Century International Portfolios. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the years ended October 31, 2016 and 2015 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
New Century Capital Portfolio
October 31, 2016	$38,209	$9,727,080	$9,765,289
October 31, 2015	$—	$14,111,794	$14,111,794
New Century Balanced Portfolio
October 31, 2016	$632,267	$3,890,567	$4,522,834
October 31, 2015	$912,546	$4,776,168	$5,688,714
New Century International Portfolio
October 31, 2016	$373,296	$5,094,477	$5,467,773
October 31, 2015	$699,568	$5,984,625	$6,684,193
New Century Alternative Strategies Portfolio
October 31, 2016	$698,410	$477,295	$1,175,705
October 31, 2015	$1,227,530	$—	$1,227,530

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

F.	Cost of Operations

The Portfolios bear all costs of their operations other than expenses specifically assumed by the Adviser. Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio.

G.	Use of Estimates

In preparing financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)	INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND TRUSTEES’ FEES

Each Portfolio has entered into an Investment Advisory Agreement with the Adviser. Investment advisory fees for each Portfolio are computed daily and paid monthly. The investment advisory fees for New Century Capital Portfolio are computed at an annualized rate of 1.00% (100 basis points) on the first $75 million of average daily net assets and 0.75% (75 basis points) of average daily net assets exceeding that amount. The investment advisory fees for each of New Century Balanced Portfolio and New Century International Portfolio are computed at an annualized rate of 1.00% (100 basis points) on the first $50 million of average daily net assets and 0.75% (75 basis points) of average daily net assets exceeding that amount. The investment advisory fees for New Century Alternative Strategies Portfolio are computed at an annualized rate of 0.75% (75 basis points) of average daily net assets. The advisory fees are calculated based on the net assets of each Portfolio separately, and not on the total net assets of the Portfolios combined. Prior to March 1, 2016, the investment advisory fee for each of New Century Capital and New Century International Portfolios were computed at an annualized rate of 1.00% (100 basis points) on the first $100 million of average daily net assets and 0.75% (75 basis points) of average daily net assets exceeding that amount.

The Adviser has contractually agreed to limit the total expenses of each Portfolio (excluding interest, taxes, brokerage, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 1.50% of average daily net assets. The limitation on total expenses does not include a Portfolio’s proportionate share of expenses of the underlying investment companies (i.e. acquired fund fees and expenses) in which such Portfolio invests. This contractual agreement is in place until March 1, 2017. In connection therewith, during the year ended October 31, 2016, the Adviser reduced its advisory fees for New Century International Portfolio by $32,817. No advisory fee reductions were necessary for New Century Capital, New Century Balanced or New Century Alternative Strategies Portfolios.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

Any advisory fee reductions and/or any other operating expenses absorbed by the Adviser pursuant to the expense limitation agreement shall be reimbursed by a Portfolio to the Adviser, if so requested by the Adviser, provided the aggregate amount of such Portfolio’s current total operating expenses for such year does not exceed the applicable existing limitation on Portfolio expenses, and further provided the reimbursement is made within three years after the end of the fiscal year in which the fee reduction or expense reimbursement was made.

As of October 31, 2016, the amount available for reimbursement to the Adviser by the New Century International Portfolio is $32,817. As of October 31, 2016, the Adviser may recapture a portion of such amount no later than the date as stated below:

October 31, 2019
New Century International Portfolio	$32,817

No fee reductions or expense reimbursements have been made by the Adviser for which it is still entitled to reimbursement by any of the New Century Capital, New Century Balanced or New Century Alternative Strategies Portfolios.

Fees paid by the Portfolios pursuant to an Administration Agreement with the Adviser to administer the ordinary course of the Portfolios’ business are paid monthly based on actual expenses incurred in the oversight of the Portfolios’ affairs.

The Portfolios pay each Trustee who is not affiliated with the Adviser (“Independent Trustee”) a $12,000 annual retainer, paid quarterly, and a per-meeting fee of $7,000 for each Board meeting attended, whether regularly scheduled or a “special” meeting, and a per-meeting fee of $2,000 for each Audit Committee meeting, whether regularly scheduled or a “special” meeting. Any Trustee who is affiliated with the Adviser and any officer of New Century does not receive compensation from the Portfolios at this time.

Certain officers and Trustees of New Century are also officers and/or directors of the Adviser and are not paid any fees by the Portfolios for serving in such capacities.

(3)	DISTRIBUTION PLAN AND OTHER TRANSACTIONS WITH RELATED PARTIES

The Portfolios have adopted a Distribution Plan (the “Plan”) under Section 12(b) of the Investment Company Act of 1940, as amended, and Rule 12b-1 thereunder. Under the Plan, each Portfolio may pay up to 0.25% (25 basis points) of its average daily net assets to the Distributor for activities primarily intended to result in the sale of shares. Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not “interested persons” of the Portfolios and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

During the year ended October 31, 2016, the Distributor received $231,660, $132,429, $100,527 and $178,297 from New Century Capital, New Century Balanced, New Century International and New Century Alternative Strategies Portfolios, respectively, pursuant to the Plan. As described below, these net amounts were offset by the sales commissions and other compensation received by the Distributor.

During the year ended October 31, 2016, the Distributor also received sales commissions and other compensation of $11,056, $14,564, $12,740 and $27,570 in connection with the purchase of investment company shares by New Century Capital, New Century Balanced, New Century International and New Century Alternative Strategies Portfolios, respectively. The Distributor has agreed to reduce payments made by each Portfolio pursuant to the Plan in amounts equal to the sales commissions and other compensation it has received as a result of a Portfolio’s investment in other investment companies.

Certain officers and Trustees of New Century are also officers and/or directors of the Distributor and are not paid any fees by the Portfolios for serving in such capacities.

(4)	INVESTMENT TRANSACTIONS

During the year ended October 31, 2016, the cost of purchases and the proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, were as follows:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Purchase of investment securities	$45,883,546	$19,868,558	$19,703,705	$23,249,123
Proceeds from sales and maturities of investment securities	$58,608,215	$31,949,072	$29,055,100	$35,322,850

(5)	TAX MATTERS

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Portfolios of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Portfolio’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

The following information is based upon the federal income tax cost of investment securities as of October 31, 2016:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Federal income tax cost	$69,568,723	$44,967,756	$36,219,037	$72,761,656
Gross unrealized appreciation	$19,098,683	$8,539,739	$4,841,883	$7,589,346
Gross unrealized depreciation	(535,023)	(310,721)	(921,679)	(1,510,463)
Net unrealized appreciation	$18,563,660	$8,229,018	$3,920,204	$6,078,883

The tax character of accumulated earnings at October 31, 2016 was as follows:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Undistributed ordinary income	$90,697	$47,918	$319,219	$—
Undistributed long-term gains	6,370,719	2,307,804	—	27,402
Net unrealized appreciation	18,563,660	8,229,018	3,920,204	6,078,883
Accumulated capital and other losses	—	—	(864,582)	(89,834)
Total accumulated earnings	$25,025,076	$10,584,740	$3,374,841	$6,016,451

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Portfolio is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

Net qualified ordinary late year losses, incurred after December 31, 2015 and within the taxable year, are deemed to arise on the first day of a Portfolio’s following taxable year. For the year ended October 31, 2016, New Century Alternative Strategies Portfolio deferred to November 1, 2016 for federal tax purposes qualified ordinary late year losses of $89,834.

As of October 31, 2016, New Century International Portfolio had short-term capital loss carryforwards of $351,858 and long-term capital loss carryforwards of $512,724 for federal income tax purposes, which may be carried forward indefinitely. These capital loss carryforwards are available to offset realized gains in future years, thereby reducing future taxable gains distributions.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

For the year ended October 31, 2016, New Century International Portfolio reclassified $238 of distributions in excess of net realized capital gains against accumulated net investment income. This reclassification is reflected on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Portfolio’s net assets or net asset value per share.

The Portfolios recognize the tax benefits or expenses of uncertain tax positions only when the positions are “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Portfolios’ tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2013 through October 31, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Each Portfolio identifies its major tax jurisdiction as U.S. Federal.

(6)	INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Portfolios are funds of funds which invest primarily in the shares of registered open-end and closed-end investment companies, including ETFs. Thus, each Portfolio is affected by the performance of those companies. Investing in investment companies does not eliminate investment risk.

Closed-end investment companies and ETFs trade on securities exchanges, and the market price for which such securities trade may not correspond exactly with the net asset value of the investment company. In addition, a closed-end investment company may trade infrequently, with small volume and at a discount to the net asset value, which may affect the Portfolio’s ability to sell shares of such company at a reasonable price. Further, ETFs which hold stocks included in a particular index will not be able to perfectly replicate the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the Portfolios incur additional indirect expenses due to acquired fund fees and other costs to the extent they invest in shares of other investment companies.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

(7)	CONTINGENCIES AND COMMITMENTS

New Century indemnifies its officers and Trustees for certain liabilities that might arise from the performance of their duties to the Portfolios. Additionally, in the normal course of business, New Century, on behalf of its Portfolios, enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, New Century expects the risk of loss to be remote.

(8)	SUBSEQUENT EVENTS

The Portfolios are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Portfolios are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

NEW CENTURY PORTFOLIOS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of New Century Portfolios
and the Shareholders of New Century Capital Portfolio,
New Century Balanced Portfolio, New Century International Portfolio,
and New Century Alternative Strategies Portfolio

We have audited the accompanying statements of assets and liabilities of New Century Capital Portfolio, New Century Balanced Portfolio, New Century International Portfolio, and New Century Alternative Strategies Portfolio (the “Portfolios”), each a series of shares of beneficial interest in New Century Portfolios, including the schedules of investments, as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Century Capital Portfolio, New Century Balanced Portfolio, New Century International Portfolio, and New Century Alternative Strategies Portfolio as of October 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 22, 2016

NEW CENTURY PORTFOLIOS
BOARD OF TRUSTEES AND OFFICERS
(Unaudited)

Overall responsibility for management of New Century rests with the Board of Trustees. Each Trustee serves during his or her lifetime until such Trustee’s termination, or death, resignation, retirement or removal. The Trustees, in turn, elect the officers of New Century to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following table provides information regarding each Trustee and executive officer of New Century:

Name, Address And Birth Year	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
*John W. Filoon, III 100 William Street, Ste. 200 Wellesley, MA 02481 1961	Since 2013	Trustee	President, Chief Operating Officer and Director, Weston Financial Group, Inc.; CEO (since 2013), Secretary and Director (since 2011), and General Securities Principal (since 2012), Weston Securities Corporation.	4	None
Non-Interested Trustees
Stanley H. Cooper, Esq. One Ashford Lane Andover, MA 01810 1947	Since 2008 Since 1988	Chairman Trustee	Attorney in private practice.	4	None
J. Kevin Connaughton 34 Stone Ridge Rd. North Attleboro, MA 02760 1964	Since 2015	Trustee	Retired. Formerly President of the Columbia Funds, Managing Director of Columbia Management Investment Advisors, LLC (2008-2015).	4	None
Michael A. Diorio, CPA 11 Calvin Drive Milford, MA 01757 1945	Since 1988	Trustee	Financial Consultant.	4	Director, The Milford National Bank & Trust Company since 1996

*

John W. Filoon, III is considered to be an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended. Mr. Filoon is an interested person because he is an officer of the Adviser and the Distributor.

NEW CENTURY PORTFOLIOS
BOARD OF TRUSTEES AND OFFICERS
(Unaudited)(Continued)

Name, Address And Birth Year	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years
Executive Officers
Nicole M. Tremblay, Esq. 100 William Street, Ste. 200 Wellesley, MA 02481 1973	Since 2011 Since 2002 Since 2016	President (CEO) Chief Compliance Officer Secretary	Senior Vice President, Chief Compliance Officer, Weston Financial Group, Inc.; President, Chief Compliance Officer, and General Securities Principal, Weston Securities Corporation.
Ronald A. Sugameli 100 William Street, Ste. 200 Wellesley, MA 02481 1952	Since 2015 1997-2015	Senior Vice President Vice President	Portfolio Manager, Managing Director, Chief Investment Officer, Weston Financial Group, Inc.; Vice President, Weston Securities Corporation.
Stephen G. DaCosta 100 William Street, Ste. 200 Wellesley, MA 02481 1955	Since 2011	Chief Financial Officer, Treasurer	Vice President, Divisional Controller, Weston Financial Group, Inc.; Vice President, Financial Operations Principal, Weston Securities Corporation.
Matthew I. Solomon 100 William Street, Ste. 200 Wellesley, MA 02481 1979	Since 2015	Vice President	Vice President, Portfolio Manager since 2014, Director of Investment Research since 2016, Weston Financial Group, Inc.; Manager, Investment Consultant, Investance America 2010-2014.
William F. LeFavor 100 William Street, Ste. 200 Wellesley, MA 02481 1983	Since 2015	Vice President	Assistant Portfolio Manager, Vice President since 2016, Financial Counselor, Weston Financial Group, Inc.; Registered Representative, Weston Securities Corporation.
Ronald D. Halterman 100 William Street, Ste. 200 Wellesley, MA 02481 1982	Since 2015	Vice President	Assistant Portfolio Manager, Assistant Vice President since 2016, Associate Counselor, Weston Financial Group, Inc.; Registered Representative, Weston Securities Corporation.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-639-0102.

Further, the Board of Trustees and New Century’s principal executive officer, principal financial officer and other persons performing similar functions have adopted a Code of Ethics. To obtain a free copy of the Code of Ethics, please call 1-888-639-0102.

NEW CENTURY PORTFOLIOS
ABOUT YOUR PORTFOLIOS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Portfolios, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other expenses. The following examples are intended to help you understand ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the tables below are based on an investment of $1,000 made at the beginning of the period shown (May 1, 2016) and held until the end of the period (October 31, 2016).

The table below illustrates each Portfolio’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with an initial investment of $1,000 in each of the Portfolios. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolios under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Portfolios’ ongoing costs with those of other mutual funds. It assumes that each Portfolio had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolios’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Portfolios do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of the Portfolios held for less than 30 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. In addition, the calculations do not reflect the Portfolios’ proportionate shares of expenses of the underlying investment companies in which the Portfolios invest.

NEW CENTURY PORTFOLIOS
ABOUT YOUR PORTFOLIOS’ EXPENSES (Unaudited)
(Continued)

More information about the Portfolios’ expenses, including recent annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Portfolios’ prospectus.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Net Expense Ratio(a)	Expenses Paid During Period(b)
New Century Capital Portfolio
Actual Return	$1,000.00	$1,021.10	1.46%	$7.42
Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.80	1.46%	$7.41

New Century Balanced Portfolio
Actual Return	$1,000.00	$1,027.20	1.54%	$7.85
Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.39	1.54%	$7.81

New Century International Portfolio
Actual Return	$1,000.00	$1,009.80	1.51%	$7.63
Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.55	1.51%	$7.66

New Century Alternative Strategies Portfolio
Actual Return	$1,000.00	$1,012.10	1.27%	$6.42
Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.75	1.27%	$6.44

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, muliplied by 184/366 (to reflect the one-half year period).

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

Weston Financial Group, Inc. (“Weston” and/or “Adviser”) serves as the investment adviser to each Portfolio of New Century Portfolios (the “Trust” and/or “New Century”). The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each Investment Advisory Agreement between a Portfolio and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of majority of the Trustees who are not “interested persons” of the Trust or the Adviser (the “Independent Trustees”), cast in person at a meeting called for considering such approval.

At a regularly scheduled meeting of the Board held on September 21, 2016, the Board, including a majority of the Independent Trustees, voted to approve the continuance of each Investment Advisory Agreement (collectively, the “Advisory Agreements”) on behalf of each of the Capital, Balanced, International and Alternative Strategies Portfolios for an additional one-year period through October 31, 2017. In approving the continuance of the Advisory Agreements, the Board, including a majority of the Independent Trustees, determined that the advisory fee structures were fair and reasonable and that continuance of the Advisory Agreements was in the best interests of the Portfolios and their shareholders. The approval of the Advisory Agreements, including the advisory fees proposed in connection with the continuation of agreements, was unanimous and thus included a majority of the Independent Trustees and a majority of the entire Board.

The Board was assisted in their review of the Advisory Agreements by the Chief Compliance Officer (the “CCO”), who also serves as the President, Chief Executive Officer and the Secretary of the Trust, an interested party as defined by the 1940 Act. In addition, the Board discussed the annual continuance of the service agreements by and between the Trust and Weston and the Trust and the Distributor. The CCO explained that the Trustees received in advance of the Meeting the materials that they have traditionally requested relating to each Portfolio’s current Advisory Agreement. The materials prepared for the Meeting included the following: (i) an expense ratio analysis chart detailing the net and gross expense ratios for each Portfolio as of June 30, 2016 (as compared to each Portfolio’s respective Morningstar category and based on various ranges of assets under management); (ii) expense analysis charts demonstrating assets, fees, expenses, waivers and investment performance for each of the Portfolios (as compared to comparable groups of funds and benchmarks as classified by Morningstar for the periods ending June 30, 2016 and June 30, 2015); and (iii) ICI Mutual Litigation Overview of Section 36(b) Litigation since Jones v. Harris. Also included in the Board materials were copies of the agreements being renewed including the: Investment Advisory Agreements for each of the Portfolios; the Distribution Agreement and the related Rule 12b-1 Agreement; the Administration Agreement; and the Operating Expense Agreement.

The CCO then directed the Trustees’ attention to a memorandum in the Board materials provided by Counsel outlining the renewal process and the fiduciary duties and responsibilities of the Trustees. Counsel explained that the memorandum, dated September 12, 2014, had

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

been created for the 2014 renewal process. It was included in these Board materials since there had been no substantive law changes that have not been reviewed with the Board, and therefore Counsel and Management determined that the cost to the Trust of drafting a new memorandum was not warranted at this time. The CCO further explained that as discussed in prior years, the memorandum presents significant factors that the Trustees may wish to consider in determining whether to continue the Advisory Agreements and outlined such court cases as Jones v. Harris and Gallus. He noted that there had been several extended discussions among the Trustees and Counsel at prior meetings during the current year and in prior years, regarding the Jones v. Harris Supreme Court decision that affirmed the Gartenberg standard which has long been used by the federal courts to address and analyze alleged violations of section 36(b).

Counsel reminded the Board that his firm serves as Counsel to the Trust and the Independent Trustees, and that his firm does not serve as Counsel to Weston or to the Distributor. In response to a question from the Board, Counsel discussed the Board’s responsibilities with respect to the renewal of investment advisory and distribution agreements under federal and state law, noting that Section 15(c) of the 1940 Act imposes a duty on all board members to request such information as they believe to be reasonably necessary to evaluate the terms of any investment advisory agreement, and the Board did so this year by directing Management to furnish the information requested on previous occasions. He explained that there also is a corresponding duty imposed on the Adviser to provide requested information, and any additional information that the Adviser believes to be reasonably necessary for the Board to evaluate the terms of the agreements.

The CCO then turned the discussion to various factors that the Trustees may consider when reviewing the investment advisory and distribution agreements. The CCO directed the Board’s attention to the Expense Ratio and Annual Fee Comparison Charts that were provided in the materials showing information as of June 30, 2016 and June 30, 2015. The CCO explained that theses charts demonstrate the different layers of expenses for each of the Portfolios that the Adviser or the Trust is charging as compared to other Morningstar Categories or as compared to similar funds. The CCO asked the Portfolio Manager to address the Board. He began his review of the Annual Fee Comparison Chart that was provided in the materials as of June 30, 2016. The Portfolio Manager reminded the Board that last year the Adviser shifted a few of the comparison funds and included both the old and new Morningstar category for New Century Capital Portfolio.

He then discussed the key reasons on why it is challenging to find comparable funds for review. He explained that certain funds (i) previously in our category now could be in a different category than the Portfolio; (ii) may hold only inter-family funds and the Portfolios do not; (iii) do not contain the same or similar managers/holdings as the Portfolios; (iv) have allocations that are not in-line with the Portfolios; and (iv) may have operational restraints from an expense perspective for fund-of-funds. The Portfolio Manager explained that fee waivers appear to be pretty common in the industry and with time the goal for the Portfolios

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

is to lower the underlying fund expenses by shifting more assets into the DFA funds which have a lower expense ratio than actively managed funds. The Portfolio Manager also noted that Management had discussed whether it was appropriate to include only one share class of funds in the analysis or whether all should be included for comparative purposes; given the Trustees’ understanding of the significance of share classes, all share classes were included for the evaluation. He also explained that he had removed certain funds with no assets or index funds, as that would not be considered to represent a fair comparison to the Portfolios. In particular, the Portfolio Manager discussed the American Funds as a true fund-of-funds with a multi-manager fund even though the assets are $5.8B. He stated that their advisory fee is low since the costs of managing the assets are absorbed in part by another entity. Thus, the Portfolio Manager noted again that it is difficult to find good peers to compare each of the Portfolios based on the aforementioned.

The Board reviewed the Expense Ratio Comparison Chart in more detail which shows the average fund expenses on a cap-weighted basis, noting that they have been consistent as compared to other funds of similar size, investment objectives and Morningstar Category classification. The Board reviewed the contractual investment advisory fee rates, including administrative fee and distribution fee rates, and considered each of the Portfolios’ investment advisory fees and total expense ratios individually and in comparison to a group of similarly managed funds with similar investment styles, investment objectives, asset sizes as determined by Morningstar. The Board also reviewed each of the Portfolios’ net and gross expense ratios in comparison to a subset of fund-of-fund mutual funds with similar characteristics to the Portfolios and concluded that the management fees are in-line with funds in the comparison group.

Counsel added that the SEC has been inconsistent on how they view these types of analyses. He described one recent case in which a firm bracketed a group of comparison funds above and below their fund on a Lipper report for comparison purposes. In that instance, counsel to that firm had recommended that the client should not present the entire report containing all funds in the category as a means of comparing expense ratios as that might present an unmanageable quantity of data; however the SEC said this could be misleading and should show the respective board the full report. In another instance, outside counsel recommended providing all of the data to avoid claims that management had engaged in “cherry-picking.” In that instance, the SEC argued that too much information had been presented. The counsel in that case had noted there is a difference between open-end funds; closed-end funds and ETFs all of which could be on the Lipper analysis. Counsel explained that the trustees need to understand the chart and understand that there could be funds that are more or less relevant for comparison purposes and to understand the differences among the funds and the reasons for including or excluding certain funds. The SEC staff questioned whether the members of the board understood the different information presented as to different funds.

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

The CCO reiterated that it is difficult to find an identical fund to each of the Portfolios, which is why it was deemed important to add a disclosure on the Fee Comparison Chart which states “not all funds selected for comparison purposes are the same, as some have different share classes, different fee structures, etc. and comparison funds were selected based on similar investment objectives and Morningstar Category and because they appear to be more similar than not for comparison purposes.” The CCO noted that Management has also made available the full list of funds in the respective Morningstar categories for review if a Trustee wishes to review that data. The Board had a further discussion on the charts provided and each of the underlying funds and the expense rankings and in particular discussed the fund-of-funds expense structure. Counsel briefly discussed the ICI Mutual Litigation Overview of Section 36(b) Litigation since Jones v. Harris that is provided in the materials. He explained that Section 36(b) of the Investment Company Act of 1940, amended, establishes a fiduciary duty on the part of mutual fund advisers with respect to their receipt of fees, and grants fund shareholders the express right to bring lawsuits in federal court for breaches of this duty.

The CCO then discussed a few of the Gartenberg factors, such as the nature, extent and quality of the materials provided to the Board for each Audit and Board meeting and the materials prepared specifically in connection with the annual review of the Advisory Agreements, as well as the additional materials provided throughout the year by Management, such as the monthly compliance memorandums prepared on months in which there is no Board meeting. Additional materials received by the Trustees at Board meetings typically include investment performance reports and related financial information concerning the Portfolios, brokerage commissions and execution reports provided by the Adviser, and information provided by the Portfolio Managers and their team covering the specific performance of each Portfolio and the investment strategies used in pursuing each Portfolio’s investment objectives, among other reports. The CCO explained that Management continuously looks to improve the type and quality of the materials provided to the Board so the Board can make reasonable and sound decisions.

The CCO added that the Adviser continues to take steps to demonstrate its commitment to the Trust and its shareholders. The CCO further explained that the Adviser takes its responsibilities seriously and strives to provide quality materials to the Board and provide the Board with opportunities to discuss the Portfolios and their performance with the Portfolio Managers. The CCO described the importance of continuity with regard to the relationship between the Trust and the Board, the Adviser and the Distributor for the last 27 years as well as the length of service of two Trustees who have served since the formation of the Trust, that of several officers of the Trust and the continuity of service of outside Counsel. She noted the many functions the Compliance staff performs for the Portfolios. She described the steps the Adviser has taken in the past two years with (i) the addition of a new Portfolio Manager, who dedicates a majority of his time to managing the Portfolios, including research, operations, and the marketing component to outside Platforms to grow the Portfolios; (ii) the enhanced research process including leveraging the time of the Adviser’s financial associates

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

as research analysts as additional resources for the Portfolios; (iii) the Adviser’s upgrade of Tamarac, the portfolio management system replacement for Morningstar Principia CAMS, which shows that the Advisor is investing in the technology which is available to the Portfolio Managers that will assist them in working more effectively, efficiently, and productively; and (iv) the continuous due diligence and research provided to seek efficient platforms to trade the underlying funds and the most recent addition of the TDA Platform to trade ETFs and CEFs.

The CCO then reviewed and discussed with the Trustees the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel who provide portfolio management, investment research, and similar services to the Portfolios. The CCO discussed the additional research and services that are available to the Portfolios because of the relationship with the Adviser. The Adviser has $2 billion in assets under management amongst a number of platforms, in which the Portfolios have been able to leverage their services. She noted that the Adviser does not seek to collect soft dollars from Portfolio transactions, which would cause the Trust to pay for research benefiting the Adviser. It was noted as well that the Trust is able to leverage other service providers the Adviser works with and has a relationship with, which permits the Trust to benefit from the research of the other entities that the Adviser works with on a daily basis.

During a discussion of information presented to the Board, the Board agreed that a long-term relationship with a capable, conscientious Adviser and its personnel is in the best interest of shareholders and such shareholders have benefited from the continuity of advice and from Weston’s strong commitment to compliance.

The Board next considered whether economies of scale are realized by the Adviser and its affiliates as the Portfolios’ assets increase and the extent to which this is reflected in the level of management fees charged. To support such analysis, the Board reviewed the Portfolios’ gross and net expense ratios and expense caps and noted that certain Portfolio expenses are relatively fixed and unrelated to asset size. The Board also noted that, with respect to three of the four Portfolios, economies of scale are shared with a Portfolio and its shareholders through management fee breakpoints so that as a Portfolio’s assets increase, its effective management fee rates decreases, and noted that the Alternative Strategies Portfolio’s lower fixed management fee rate of 0.75% from dollar one is not impacted by asset level. It was noted that withdrawals of assets also would impact the opportunities for the Adviser to achieve economies of scale for the Portfolios.

The CCO added that effective March 1, 2016, the Capital and International Portfolios’ Agreements, as noted above, were amended to establish a management fee at the rate of 1.00% on the first $75 million of Capital Portfolio net assets; and 0.75% on net assets in excess of $75 million, and 1.00% on the first $50 million of International Portfolio net assets; and 0.75% on net assets in excess of $50 million. Further, she noted the Balanced Portfolio Advisory Agreement which was last amended on May 1, 2014, established a management fee

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

at the rate of 1.00% on the first $50 million of Portfolio net assets; and 0.75% on net assets in excess of $50 million, while the Alternative Strategies Portfolio’s Agreement provides a flat management fee rate of 0.75% on all assets. The Board confirmed that the Adviser may enjoy some economies of scale as a Portfolio’s assets grow but that these economies of scale are currently being shared equitably by the Adviser, its affiliates, and the Portfolios for the benefit of shareholders.

The Board also considered the extent of profits realized by the Adviser and its affiliates in providing investment advisory and administrative services to the Portfolios. The Board considered the fact that the Adviser and its affiliates received other compensation from its relationship with the Trust, such as administration fees for being fund administrator and distribution fees under a Rule 12b-1 plan which are amounts the Portfolios are spending to enhance distribution of their shares. In addition, the Adviser receives other direct and indirect benefits in connection with its relationship with the Portfolios. In response to a request from the Board, the CCO reviewed a handout showing an estimated profitability analysis which reports that as of August 31, 2016, the Trust’s revenue as a percentage of the Adviser’s total revenue represents was shown as a reasonable amount on a pre-tax income basis. The CCO explained that certain expenses of the Adviser that are not directly attributable to the Portfolios were removed from the analysis. The CCO walked through the entire analysis with the Board and responded to a few questions from the Board. She further discussed the Distributor fees paid by the Portfolios which add to the profitability of the Distributor.

The Independent Trustee’s counsel noted that boards are expected to understand the profitability and the effectiveness of the Advisor and referred to the fact that this Board understands Weston’s business very well given its long working relationship. He added that the Board has a very effective reporting and communications process in place with the Adviser and Trustees are diligent about reviewing the information provided to them in monthly reports, and quarterly prior to the Board meetings. He noted that the Trustees have a record of participating in industry events and educational activities such as IDC sessions that keep them well-informed of hot topics that could impact the Portfolios. He also remarked that during his many years of service to the Trust he has observed that Trustees regularly present their questions at the meetings and by pursuing information by contacting the CCO directly to make sure their questions get answered. After further discussion, the Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

The Board then discussed the Adviser’s Operating Expense Agreement with the Portfolios. Pursuant to this Agreement, the Adviser has agreed to reduce fees and/or reimburse certain other expenses so that the ratio of total operating expenses of each Portfolio is limited to 1.50% of such Portfolio’s average net assets. Further, the Board was reminded that effective December 31, 2015, the Adviser agreed to extend the current Operating Expense Agreement from October 31, 2016 through March 1, 2017. The CCO noted that it has been many years

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

since most of the Portfolios have been in an expense cap situation and even though the Board was informed at the Audit Committee Meeting that the expense ratios for some of the Portfolios were increased to 1.50%, this was mainly to be prudent, so that in the next couple of months they could even out the expenses of the Portfolios. The CCO noted that the International Portfolio’s expense ratio did exceed 1.50% during 2016 thus triggering the Operating Expense Agreement for the first time in many years. Further, she explained that although the Portfolios operate under an expense limitation agreement, the Capital, Balanced and Alternative Strategies Portfolios expenses are below the levels to trigger these arrangements. The CCO further noted that at this time Management was not recommending any changes to any of the Agreements. The Trustees noted that the expense limitation arrangement provides a significant benefit to the Trust and its shareholders, and is a factor supporting the extension of the advisory agreements.

The Board had a discussion on the performance of the funds and the marketing efforts. The CCO stated that the Portfolio Managers have been seeking to reduce expenses and increase performance which could create a good story for marketing, however as discussed performance has lagged and the fund-of-funds expense structure which includes the underlying fund’s expense ratio as an additional layer of expenses has been difficult to overcome. A question was posed regarding the Morningstar category flow vs. the Portfolios vs. the Adviser, and Management responded saying that the Adviser’s new client flows have been relatively flat and as a result the growth of new assets into the Portfolios has been slow or negative, and portfolio management could be affected as a result. In addition, the Board had a robust discussion on the renewal of the service agreements and their impact on the future profitability of the Funds.

The Board then considered the continuance of its service agreements, including the renewal of the investment advisory agreements and administration agreement between Weston and the Trust, on behalf of each of the Portfolios. In this regard, the Trustees noted that Weston was proposing that the operating expense limitation agreement currently in place with respect to each of the Portfolios be extended for a comparable one year period. The Board also considered the distribution agreement between the Distributor and the Trust on behalf of each Portfolio. The CCO added that with respect to the approval of the Administration Agreement, the Adviser provides all of the back office services for the Portfolios which includes such responsibilities as (i) the Compliance Department assisting in the review process and/or preparing approximately 16 SEC filings for the Trust as well as performs the required Prospectus and SAI tests and 3% limitations test; and (ii) the Investment Department helps facilitate all of the Portfolio Managers’ trading activities for the Portfolios including daily reconciliations.

After a thorough discussion, the Board determined that the investment advisory fees charged by each of the Portfolios were within an acceptable range based on the average of the investment advisory fees charged by similar funds within the industry and the Board approved the renewal of the Advisory Agreements for a one-year period commencing November 1,

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

2016. The Board also reviewed the average total expense ratios of similar equity mutual funds within the industry. They discussed the Portfolios’ fixed expenses, such as the use of outside service providers for transfer agency, fund accounting and custodial services. It was also noted that the Trust, as a fund-of-funds complex, had a slightly different expense ratio structure than most other funds within the industry. The Board further determined that each Portfolio’s total expense ratio is within the acceptable range based on the indirect expenses each Portfolio incurs through their investments in underlying mutual funds.

The Board noted that a continuation of the agreements would be based upon its evaluation of: (i) the fee structures of the Portfolios compared to similar funds; (ii) the nature, extent and quality of the materials provided to the Board; (iii) the nature, extent and quality of the services being (and to be) provided by Weston and the experience and qualifications of the personnel providing such services; (iv) Weston’s commitment to compliance and the policies and procedures maintained to monitor such compliance; (v) the investment performance of the Portfolios and the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Portfolio; (vi) the costs of the services provided and the profits realized by the Adviser from its relationship with the Portfolios; (vii) the extent to which economies of scale may be realized as the Portfolio assets grow; and (viii) whether fee levels reflect any such economies of scales for the benefit of the Portfolios’ shareholders. Further, the Trustees believed the assurance that the proposed Advisory Agreements would provide a continuity of relationship for the Portfolios was a significant factor to be considered. In evaluating the various factors noted above, each Independent Trustee weighed each factor, relative to one-another, as he saw fit, and each Independent Trustee may have allocated different weight to each such factor.

The CCO noted that the Board also took into consideration the various factors above when considering and approving the renewal of the Distribution, Administration and Operating Expense Agreements for a one-year period commencing November 1, 2016. The CCO noted that the Adviser provides certain administrative services to the Trust pursuant to an Administration Agreement, and it would be appropriate for the Trustees to employ the same criteria in reviewing the renewal of the Administration Agreement as they do the Advisory Agreements and Distribution Agreement. This would include the Board’s consideration of the benefit to the Adviser by way of compensation it receives from its role as the administrator of the Trust.

Further, after discussion, it was decided by the Trust’s Board of Trustees, including all of the Independent Trustees, agreed to continue each agreement for a period of one year commencing November 1, 2016, and that each of the agreements contained terms, including the provisions for fees, which were fair and reasonable to the Portfolios and their shareholders. Accordingly, upon motions duly made and seconded, it was unanimously approved.

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INVESTMENT ADVISER AND ADMINISTRATOR

Weston Financial Group, Inc.

Wellesley, MA

DISTRIBUTOR

Weston Securities Corporation

Wellesley, MA

COUNSEL

Greenberg Traurig, LLP

Philadelphia, PA

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

BBD, LLP

Philadelphia, PA

TRANSFER AGENT

Ultimus Fund Solutions, LLC

Cincinnati, OH

CUSTODIAN

US Bank, N.A.

Cincinnati, OH

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios. This report is authorized for distribution to prospective investors in the Portfolios only if preceded or accompanied by an effective Prospectus which contains details concerning the management fees, expenses and other pertinent information.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-639-0102, or on the SEC’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-639-0102, or on the SEC’s website at http://www.sec.gov.

The Portfolios file a complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available without charge upon request by calling 1-888-639-0102, or on the SEC’s website at http://www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics was amended, further; the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The names of the audit committee’s co-financial experts are Michael Diorio and J. Kevin Connaughton. Mr. Diorio and Mr. Connaughton are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $50,400 and $50,400 with respect to the registrant’s fiscal years ended October 31, 2016 and 2015, respectively.

(b)
Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,800 and $8,800 with respect to the registrant’s fiscal years ended October 31, 2016 and 2015, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended October 31, 2016 and 2015, aggregate non-audit fees of $8,800 and $8,800, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has a standing nominating committee responsible for the selection and nomination to serve as trustees of the registrant. Although the nominating committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the nominating committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the registrant, in writing, at the following address: 100 William Street, Suite 200, Wellesley, Massachusetts 02481-3902.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	New Century Portfolios

By (Signature and Title)*		/s/ Nicole M. Tremblay
Nicole M. Tremblay, President

Date	January 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Nicole M. Tremblay
Nicole M. Tremblay, President

Date	January 4, 2017

By (Signature and Title)*		/s/ Stephen G. DaCosta
Stephen G. DaCosta, Treasurer and Principal Accounting Officer

Date	January 4, 2017

*	Print the name and title of each signing officer under his or her signature.